UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

(Amendment No. 1)

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 31, 2008

JEFFERSON BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Tennessee	0-50347	45-0508261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Evans Avenue, Morristown, Tennessee	37814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (423) 586-8421

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits.

Pursuant to the requirements of Item 9.01(a) and 9.01(b) of Form 8-K, Jefferson Bancshares, Inc. hereby files this Amendment No. 1 to its Current Report on Form 8-K initially filed with the Securities and Exchange Commission on November 4, 2008 with the financial information required by Item 9.01.

a.	Financial Statements of Businesses Acquired.

The historical financial information of State of Franklin Bancshares, Inc. required by this Item 9.01(a) is incorporated herein by reference to Exhibit 99.1 to this Report.

b.	Pro Forma Financial Information.

The pro forma financial information required by this Item 9.01(b) is incorporated herein by reference to Exhibit 99.2 to this Report. The pro forma data is presented for comparative purposes only and is not indicative of the future financial position or results of operations of the combined company.

d.	Exhibits.

Exhibit Number	Description
99.1	Historical Financial Information of State of Franklin Bancshares, Inc.

99.2	Pro Forma Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JEFFERSON BANCSHARES, INC.

Dated: January 14, 2009	By:	/s/ Anderson L. Smith
Anderson L. Smith
President and Chief Executive Officer